UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06096

The Torray Fund
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 750 West
Bethesda, MD 20814
 (Address of principal executive offices) (Zip code)

William M Lane
Torray LLC
7501 Wisconsin Avenue, Suite 750 West
Bethesda, MD 20814
 (Name and address of agent for service)

(301) 493-4600
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

The
TORRAY
FUND

SEMI-ANNUAL REPORT

June 30, 2021

The Torray Fund
Suite 750 W
7501 Wisconsin Avenue
Bethesda, Maryland 20814

funds.torray.com

(301) 493-4600
(855) 753-8174

The Torray Fund

Letter to Shareholders

July 29, 2021

Dear Fellow Shareholders:

This is a particularly notable letter in the history of the Torray Fund (“Fund”) as we share the sad news of Robert E. Torray’s death on May 10, 2021, after a brief illness.

Bob opened the Fund in 1990 and managed it for three decades until stepping down from management responsibilities one year ago.  His north star was always the best interest of fellow shareholders, fully committed to the fiduciary responsibility which comes with managing assets for others.  He loved communicating with shareholders, both in person and through his Fund reports, and was deeply appreciative of the confidence displayed through their investment in the Fund.  We will all miss Bob’s good nature, his steadfast friendship and unwavering support of the company he founded nearly 50 years ago.

For the first half of 2021, the Fund advanced 16.43%, compared to gains of 17.05% for the Russell 1000 Value Index and 15.25% for the Standard & Poor’s 500 Index.  These results reflect continuing improvement in business conditions as the economy recovers from the Covid-19 downturn.  The Fund continued to benefit from its exposure to financials, industrials and energy, while positions in the technology sector were laggards.

At the end of June, financials remained the largest sector at 33% of the portfolio.  This includes exposure to money center banks and property and casualty insurance companies, which have faced headwinds from the protracted low interest rate environment created by the Federal Reserve.  In the case of banks this has meant lower net interest income as the spread between deposits and loans shrinks.  Property and casualty companies have seen investment income decline, which needs to be offset with better underwriting margins.  Nonetheless, the businesses we own are characterized, in our view, by modest valuations and strong balance sheets, with the capacity to increase per-share value through dividends and share repurchases.  They continue to adapt to an ever-changing regulatory environment, asking not so much for relief as continuity and clarity.  We believe the total return prospects for these franchises are favorable under current conditions, with the opportunity for additional upside should interest rates rise over time.

Since year end, we have eliminated long-term positions in IBM (IBM) and Becton, Dickinson and Company (BDX).  IBM has had difficulty improving its competitive position, while Becton Dickinson has been unable to maintain historic returns on capital after several large acquisitions.  We had been patient, but in the end felt it was better to reallocate capital to businesses where we have higher conviction.

New positions were initiated in the following companies in 2021:

•
Schlumberger (SLB) – Schlumberger is the world’s leading oil service company.  We believe fixed cost reductions implemented during the downturn should leverage earnings as the industry recovers.  The company is also evolving for the new energy future, deploying dominant yield management expertise and technological leadership to carbon capture, clean hydrogen, geothermal and lithium brining.

•
Altria Group (MO) – Altria has 50% market share in the U.S. tobacco market with high returns on capital, persistent pricing power, and a well-covered dividend of 7%.  We anticipate future opportunities from non-combustible products and potential monetization of its 10% equity interest in Anheuser-Busch (BUD).

The Torray Fund

Letter to Shareholders

July 29, 2021

•
Fiserv, Inc. (FISV) – Fiserv is a dominant provider of financial technology and payment processing services to banks and merchants.  These businesses are high margin, cash generative and we believe they will benefit from the societal shift to cards, digital payment systems and e-commerce.

•
VMware, Inc. (VMW) – VMware provides software enabling the aggregation of servers, storage and infrastructure used by enterprise customers.  Dell Technologies is spinning off the 81% it currently owns and eliminating the dual class share structure.  We expect this corporate independence will allow VMW to broaden and accelerate partnerships with cloud providers.

Supported by significant ongoing fiscal and monetary accommodation, we consider the backdrop for further growth in the second half of the year to be reasonably positive.  Markets are likely to remain volatile, however, as investors react to evolving news on Covid-19 and economic progress in this unusual cycle.  One notable piece of news has been the rise in annual inflation, which came in at 5.4% through June.  We do not know if this is sustainable, but it certainly has implications for Federal Reserve policy and credit markets.  For our part, we remain focused on the long term and believe the Fund is well-positioned for this post-Covid environment.

We thank you for your continued support.

Sincerely,

Shawn M. Hendon	Jeffrey D. Lent	Brian Zaczynski

Mutual fund investing involves risk including the possible loss of principal value. At times, the Fund’s portfolio may be more concentrated than that of a more diversified fund subjecting it to greater fluctuation and risk.

Fund holdings and sector allocations are subject to change. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Must be accompanied or preceded by a Prospectus.

Shares of the Torray Mutual Fund are distributed by Foreside Funds Distributors, LLC.

The Torray Fund

PERFORMANCE DATA

As of June 30, 2021 (unaudited)

Average Annual Returns on an Investment in
The Torray Fund vs. the Russell 1000 Value Index and the S&P 500 Index

For the periods ended June 30, 2021:

					Since
					Inception
	1 Year	3 Years	5 Years	10 Years	12/31/90
The Torray Fund	38.63%	7.97%	8.04%	9.11%	9.64%
Russell 1000 Value Index	43.68%	12.42%	11.87%	11.61%	10.61%
S&P 500 Index	40.79%	18.67%	17.65%	14.84%	11.03%

Cumulative Returns for the 30½ years ended June 30, 2021

The Torray Fund	1,557.18%
Russell 1000 Value Index	2,066.59%
S&P 500 Index	2,332.54%

The returns quoted represent past performance and do not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher.

The Torray Fund

PERFORMANCE DATA (continued)

As of June 30, 2021 (unaudited)

Change in Value of $10,000 Invested
on December 31, 1990 (commencement of operations) to:

	12/31/90	12/31/95	12/31/00	12/31/05	12/31/10	12/31/15	12/31/20	06/30/21
The Torray Fund	$10,000	$23,774	$54,563	$64,476	$63,039	$106,342	$142,336	$165,718
Russell 1000 Value Index	$10,000	$22,653	$49,481	$63,995	$68,182	$116,307	$185,101	$216,659
S&P 500 Index	$10,000	$21,544	$49,978	$51,354	$57,511	$103,952	$211,063	$243,254

The returns quoted represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. For performance current to the most recent month end, please call (800) 626-9769. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares and distributions. As of the most recent prospectus, the Fund’s Gross Expense Ratio is 1.17%. The Fund’s Net Expense Ratio is 1.06% after fee waiver and expense reimbursements made pursuant to an operating expense limitation agreement between Torray LLC and the Fund. Such agreement will contractually remain in effect through April 30, 2022. Returns on both The Torray Fund, the Russell 1000 Value Index and the S&P 500 Index assume reinvestment of all dividends and distributions. The Russell 1000 Value Index measures the performance of the large capitalization value segment of the U.S. equity universe. The S&P 500 Index is an unmanaged index consisting of 500 U.S. large capitalization stocks. It is not possible to invest directly in an index. Current and future portfolio holdings are subject to change and risk. Mutual fund investing involves risk, including the possible loss of principal value. At times, the Fund’s portfolio may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

The Torray Fund

FUND PROFILE

As of June 30, 2021 (unaudited)

DIVERSIFICATION (% of net assets)

Financials	32.5%
Health Care	12.1%
Industrials	11.9%
Information Technology	11.5%
Energy	7.6%
Consumer Staples	7.4%
Communication Services	7.4%
Materials	3.6%
Consumer Discretionary	3.3%
Short-Term Investment	2.7%
100.0%

TOP TEN EQUITY HOLDINGS (% of net assets)

1.	Berkshire Hathaway, Inc. – Class B	6.1%
2.	Johnson & Johnson	4.5%
3.	American Express Co.	4.5%
4.	General Dynamics Corp.	4.2%
5.	Marsh & McLennan Cos., Inc.	4.1%
6.	Eaton Corp. Plc	4.1%
7.	Altria Group, Inc	4.1%
8.	UnitedHealth Group Inc.	4.0%
9.	Comcast Corp. – Class A	4.0%
10.	Royal Dutch Shell Plc – ADR – Class A	3.9%
		43.5%

PORTFOLIO CHARACTERISTICS

Net Assets (millions)		$398
Number of Equity Holdings		26
Portfolio Turnover		17.68%	*
P/E Multiple (forward)		16.3x
Trailing Weighted Average Dividend Yield		1.9%
Market Capitalization (billion)	Average	$172B
	Median	$85B

* Not Annualized

The Torray Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2021 (unaudited)

Shares		Market Value
COMMON STOCKS – 97.3%

32.5% FINANCIALS+
87,585	Berkshire Hathaway, Inc. – Class B*	$24,341,623
108,300	American Express Co.	17,894,409
115,559	Marsh & McLennan Cos., Inc.	16,256,840
99,560	JPMorgan Chase & Co.	15,485,563
92,950	Chubb Limited	14,773,473
222,850	SEI Investments Co.	13,810,015
334,445	Bank of America Corp.	13,789,167
244,885	Loews Corp.	13,382,965
		129,734,055
12.1% HEALTH CARE
108,924	Johnson & Johnson	17,944,140
40,110	UnitedHealth Group Inc.	16,061,648
213,070	Bristol-Myers Squibb Co.	14,237,338
		48,243,126
11.9% INDUSTRIALS
89,380	General Dynamics Corp.	16,826,679
109,710	Eaton Corp. Plc	16,256,828
65,400	Honeywell International, Inc.	14,345,490
		47,428,997
11.5% INFORMATION TECHNOLOGY
75,655	VMware, Inc. – Class A*	12,102,530
153,170	Oracle Corp.	11,922,753
105,855	Fiserv, Inc.*	11,314,841
189,230	Intel Corp.	10,623,372
		45,963,496
7.6% ENERGY
385,300	Royal Dutch Shell Plc – ADR – Class A	15,566,120
459,395	Schlumberger NV	14,705,234
		30,271,354
7.4% CONSUMER STAPLES
338,750	Altria Group, Inc.	16,151,600
325,060	Kraft Heinz Co.	13,255,947
		29,407,547

See notes to the financial statements.

The Torray Fund

SCHEDULE OF INVESTMENTS (continued)

As of June 30, 2021 (unaudited)

Shares		Market Value
7.4% COMMUNICATION SERVICES
281,225	Comcast Corp. – Class A	$16,035,449
75,962	Walt Disney Co.	13,351,841
		29,387,290
3.6% MATERIALS
184,505	DuPont de Nemours, Inc.	14,282,532

3.3% CONSUMER DISCRETIONARY
103,250	Genuine Parts Co.	13,058,027
TOTAL COMMON STOCKS
(cost $243,832,855)		387,776,424

SHORT-TERM INVESTMENT – 2.7%
10,640,521	Fidelity Institutional Government Portfolio – Class I, 0.01%^
(cost $10,640,521)		10,640,521
TOTAL INVESTMENTS – 100.0%
(cost $254,473,376)		398,416,945
OTHER ASSETS AND LIABILITIES, NET – 0.0%		30,626
TOTAL NET ASSETS – 100.0%		$398,447,571

+	As of June 30, 2021, the Fund had a significant portion of its assets invested in this sector. See Note 8 in the Notes to the Financial Statements.
*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of June 30, 2021.
ADR – American Depositary Receipt

The above industry classifications are based upon the The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See notes to the financial statements.

The Torray Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2021 (unaudited)

ASSETS:
Investments in securities at value
(cost $254,473,376)	$398,416,945
Receivable for fund shares sold	15
Dividends & interest receivable	507,299
Prepaid expenses	24,799
TOTAL ASSETS	398,949,058

LIABILITIES:
Payable for fund shares redeemed	105,145
Payable to investment manager	300,955
Accrued expenses and other liabilities	95,387
TOTAL LIABILITIES	501,487

NET ASSETS	$398,447,571

NET ASSETS CONSIST OF:
Shares of beneficial interest ($1 stated value,
7,215,062 shares outstanding, unlimited shares authorized)	$7,215,062
Paid-in capital in excess of par	225,203,670
Total distributable earnings	166,028,839

TOTAL NET ASSETS	$398,447,571
Net Asset Value, Offering and Redemption Price per Share	$55.22

See notes to the financial statements.

The Torray Fund

STATEMENT OF OPERATIONS

For the six months ended June 30, 2021 (unaudited)

INVESTMENT INCOME:
Dividend income (net of withholding of $28,425)	$3,711,011
Interest income	513
Total investment income	3,711,524

EXPENSES:
Management fees (See Note 4)	1,917,946
Fund administration & accounting fees	93,833
Transfer agent fees & expenses	81,893
Trustees’ fees	37,648
Legal fees	28,485
Insurance expense	27,465
Federal & state registration fees	16,850
Printing, postage & mailing fees	12,176
Audit fees	11,946
Custody fees	7,760
Compliance support fees	3,982
Total expenses before waiver	2,239,984
Less: waiver from investment manager (See Note 4)	(187,468)
Net expenses	2,052,516

NET INVESTMENT INCOME	1,659,008

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	31,421,249
Net change in unrealized appreciation (depreciation) on investments	24,538,782
Net realized and unrealized gain on investments	55,960,031

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,619,039

See notes to the financial statements.

The Torray Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the periods indicated:

	Six months ended
	06/30/2021	Year ended
	(unaudited)	12/31/20
Increase (Decrease) in Net Assets
Resulting from Operations:
Net investment income	$1,659,008	$4,909,909
Net realized gain (loss) on investments	31,421,249	(9,255,618)
Net change in unrealized appreciation
(depreciation) on investments	24,538,782	(10,801,257)
Net increase (decrease) in net assets
resulting from operations	57,619,039	(15,146,966)

Distributions to Shareholders:
Total distributions to shareholders	(1,739,369)	(11,680,387)

Shares of Beneficial Interest:
Net decrease from share transactions (Note 5)	(13,773,823)	(25,792,019)
Total increase (decrease) in net assets	42,105,847	(52,619,372)
Net Assets – Beginning of Period	356,341,724	408,961,096
Net Assets – End of Period	$398,447,571	$356,341,724

See notes to the financial statements.

The Torray Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each period presented.

PER SHARE DATA:
	Six months
	ended
	06/30/2021		Years ended December 31:
	(unaudited)		2020	2019	2018	2017	2016
Net Asset Value,
Beginning of Period	$47.640		$50.700	$43.450	$49.600	$47.600	$45.510
Investment operations
Net investment income(1)	0.226		0.631	0.739	0.619	0.550	0.563
Net realized and unrealized
gain (loss) on investments	7.593		(2.156)	7.862	(5.806)	5.091	5.780
Total from
investment operations	7.819		(1.525)	8.601	(5.187)	5.641	6.343
Less distributions from:
Net investment income	(0.239)		(0.636)	(0.953)	(0.620)	(0.576)	(0.560)
Net capital gains	—		(0.899)	(0.398)	(0.343)	(3.065)	(3.693)
Total distributions	(0.239)		(1.535)	(1.351)	(0.963)	(3.641)	(4.253)
Net Asset Value,
End of Period	$55.220		$47.640	$50.700	$43.450	$49.600	$47.600
TOTAL RETURN(2)	16.43	%*	-2.51%	19.89%	-10.60%	12.07%	14.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (000’s omitted)	$398,448		$356,342	$408,961	$370,973	$447,688	$428,418
Ratios of expenses
to average net assets:
Before expense waiver	1.17	%**	1.17%	1.15%	1.16%	1.16%	1.07%
After expense waiver	1.07	%**	1.06%	1.06%	1.07%	1.07%	1.07%
Ratios of net investment income
to average net assets	0.87	%**	1.46%	1.53%	1.28%	1.11%	1.19%
Portfolio turnover rate	17.68	%*	32.79%	11.05%	4.18%	19.38%	9.46%

(1)	Calculated based on average amount of shares outstanding during the period.
(2)	Past performance is not predictive of future performance. Returns assume reinvestment of all dividends and distributions.
*	Not annualized
**	Annualized

See notes to the financial statements.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of June 30, 2021 (unaudited)

NOTE 1 — ORGANIZATION

The Torray Fund (“Fund”) is a separate diversified series of The Torray Fund (“Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is organized as a business trust under Massachusetts law. The Fund’s investment objectives are to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long- and short-term gains. The Fund invests principally in common stock of larger-capitalization companies that generally have demonstrated records of profitability, conservative financial structures and shareholder-oriented management.  The Fund seeks to invest in such companies when it believes that valuations are modest relative to earnings, cash flow or asset values.  Large capitalization companies are those with market capitalizations of $8 billion or more.  Investments are held as long as the issuers’ fundamentals remain intact, and the Fund believes issuers’ shares are reasonably valued. There can be no assurance that the Fund’s investment objectives will be achieved.  The Fund is an investment company and accordingly follows the investment companies accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during period ended June 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during period ended June 30, 2021, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during period ended June 30, 2021, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to December 31, 2017.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method. Non-cash dividend income is recognized at the fair value of property received.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2021 (unaudited)

The Fund distributes all net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2021 (unaudited)

which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  Short-term debt securities (maturing in 60 days or less), such as U.S. Treasury Bills, are valued at amortized cost, which approximates market value and are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  As June 30, 2021, no Fund portfolio securities were priced in accordance with such procedures.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$387,776,424	$—	$—	$387,776,424
Short-Term Investment	10,640,521	—	—	10,640,521
Total Investments in Securities	$398,416,945	$—	$—	$398,416,945

Refer to the Schedule of Investments for further information on the classification of investments.

NOTE 4 — MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement (“Management Contract”) with Torray LLC (the “Manager”) to furnish investment advisory services and to pay for certain operating expenses of the Fund. Pursuant to the Management Contract between the Trust and the Manager, the Manager is entitled to receive, on a monthly basis, an annual management fee equal to 1.00% of the Fund’s average daily net assets. For period ended June 30, 2021, the Fund incurred management fees of $1,917,946.

The Manager and the Fund have entered into an Operating Expenses Limitation Agreement (the “Agreement”) whereby the Manager has contractually agreed for the term of Agreement to waive its management fee and reimburse the Fund for its current Operating Expenses so as to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets, to 1.00%.  For purposes of the Agreement, the term “Operating Expenses” includes the Manager’s management fee and all other expenses necessary or appropriate for the operation of the Fund, excluding any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, trustee fees and expenses, auditor fees and expenses, legal fees and

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2021 (unaudited)

expenses, insurance costs, registration and filing fees, printing, postage and mailing expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation. Fees waived and expenses paid by the Manager are not eligible for recoupment.  The Agreement will remain in effect until April 30, 2022.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees incurred by the Fund for administration and accounting, transfer agency, custody and compliance support services for period ended June 30, 2021, are disclosed in the Statement of Operations.

Certain officers and Trustees of the Fund are also officers and/or shareholders of the Advisor and are not paid by the Fund for serving in such capacities.

NOTE 5 — SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Six Months ended		Year ended
	06/30/2021		12/31/2020
	Shares	Amount	Shares	Amount
Shares sold	5,485	$286,729	41,364	$1,726,809
Reinvestment of distributions	29,465	1,585,025	262,120	10,832,556
Shares redeemed	(298,999)	(15,645,577)	(890,890)	(38,351,384)
	(264,049)	$(13,773,823)	(587,406)	$(25,792,019)

As of June 30, 2021, the Trust’s officers, Trustees and affiliated persons and their families directly or indirectly controlled 1,733,395 shares or 24.02% of the Fund.

NOTE 6 — INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for period ended June 30, 2021, aggregated $63,377,460 and $81,009,696, respectively.

NOTE 7 — TAX MATTERS

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from GAAP.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2021 (unaudited)

The tax character of distributions paid during the six months ended June 30, 2021, and the year ended December 31, 2020, were as follows:

	June 30, 2021
	(unaudited)	2020
Distributions paid from:
Ordinary Income*	$1,739,369	$4,910,152
Long-Term Capital Gains	—	6,770,235
	$1,739,369	$11,680,387

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$119,404,787
Other accumulated loss	(9,255,618)
Total accumulated earnings	$110,149,169

As of December 31, 2020, the Fund had $9,255,618 in long-term capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable period ended December 31, 2020, the Fund does not plan to defer any late year losses.

The cost basis of investments for federal income tax purposes at June 30, 2021, and December 31, 2020, the Fund’s most recently completed fiscal year end, were as follows:

	June 30, 2021
	(unaudited)	2020
Gross unrealized appreciation	$147,660,936	$126,320,653
Gross unrealized depreciation	(3,717,367)	(6,915,866)
Net unrealized appreciation	143,943,569	119,404,787
Cost	$254,473,376	$237,062,178

The difference between book-basis and tax-basis unrealized appreciation is attributable to differences in the treatment of partnerships.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2021 (unaudited)

NOTE 8 — SECTOR RISK AND GENERAL RISK

As of June 30, 2021, the Fund had a significant portion of its assets invested in the Financials sector.  The Financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence spending.

For purposes of financial statement reporting, 32.5% of portfolio holdings at period end were classified according to Global Industry Classification Standards (GICS) as belonging to the Financials sector. However, the Fund believes the actual Financials concentration risk to be below that shown for the Financials sector, as several of the constituent companies are diversified holding companies, with portions of their businesses falling outside the sector.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 9 — COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10 — SUBSEQUENT EVENTS

During the period covered by the semiannual report, shareholders of the Fund as of March 31, 2021 (the “Record Date”) were asked to vote on two important proposals affecting the Fund: 1) the approval of a new management agreement (the “New Management Agreement”) between Fund and Torray; and (2) the election of Trustees to the Trust, including four current Trustees and two new Trustees. Both the New Management Agreement and the slate of Trustees to be considered for election were previously unanimously approved by the Trust’s Board of Trustees as in the best interest of the Fund’s shareholders at a meeting of the Board that took place on January 22, 2021. The New Management Agreement approved by the Board was identical in all material respects to the Management Agreement that was then in effect for the Fund (“Old Management Agreement “). Both of the Board’s approvals were subject to shareholder approval, and the Board also unanimously recommended that shareholders approve each proposal. The proxy to approve the two matters described above was filed with the SEC on April 23, 2021, and mailed to shareholders on April 30, 2021, with the scheduled date of June 17, 2021 for the Special Meeting of Shareholders. At the January 22, 2021 Board meeting, the Board also approved a New Operating Expenses Limitation Agreement (“New OELA”) that was identical in all material respects to the operating expense limitation agreement that was then in effect for the Fund (“Old OELA”) and would go into effect simultaneously with the New Management Agreement.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2021 (unaudited)

Shareholder approval of the New Management Agreement was necessary because of an anticipated change in control at Torray. As required under section 15(b) of the Investment Company Act of 1940 (the “1940 Act”), the Management Agreement between the Trust and Torray contains a provision that such agreement would automatically terminate upon its “assignment”, a term that encompasses either a direct or an indirect change in control of the Manager. The change in control that was described in the proxy involved two internal transactions that would change the percentage ownership interests of two of Torray’s owners – Robert E. Torray and Nicholas Haffenreffer – in a manner that would constitute a deemed change in control of the Manager. Specifically, Mr. Torray intended to sell a portion of his voting ownership interest in Torray back to the Company, which would have resulted in him owning less than a 25% ownership interest in Torray, and Mr. Haffenreffer intended to purchase additional voting ownership interests from Torray, which would result in him owning more than a 25% ownership interest in Torray. Because the 1940 Act presumptively defines the owner of a greater than 25% voting interest in a company as a control person of that company, and the owner of a 25% or less voting interest in a company as not a control person of that company, each of these transactions would have resulted in a change of control of Torray and the termination of the Old Management Agreement. To ensure continuation of the advisory services provided to the Fund in anticipation of these transactions, shareholders of the Fund were being asked to approve the New Management Agreement. The Proxy further stipulated that the transactions would not be consummated unless shareholders approved the New Management Agreement.

Unfortunately, as we disclosed to shareholders in subsequent proxy communications, Mr. Torray passed away unexpectedly on May 10, 2021 at the age of 84 following a brief illness, several weeks before the scheduled Special Meeting of Shareholders to consider the two proposals discussed above. One effect of Mr. Torray’s death was to accelerate the changes in control at Torray – which occurred as a result of and at the of the time of Mr. Torray’s death – relative to the timeframe that was described in the proxy. Mr. Torray’s death immediately terminated Torray’s Management Agreement with the Trust because it caused a change in control of the Manager. On May 13, 2021, Trust’s Board convened a Special Meeting to consider the pending proxy matters in light of Mr. Torray’s death. At that meeting, to ensure that investment management services would continue to be provided to the Fund and its shareholders despite the change in control that resulted from Mr. Torray’s death, the Board, pursuant to rule 15a-4 under the 1940 Act: (1) unanimously approved an interim management agreement, retroactive to the date of Mr. Torray’s death and with the duration of up to 150 days (“Interim Management Agreement”), which was identical in all material respects to the both the Old Management Agreement and the New Management Agreement that shareholders were being asked to approve; and (2) unanimously approved an interim operating expenses limitation agreement (“Interim OELA”) which, like the Interim Management Agreement, was also retroactive to the date of Mr. Torray’s death, and had a maximum duration of 150 days. The Interim OELA was also identical in its substantive provisions to the Old OELA and the New OELA that the Board approved at its January 22, 2021 meeting.

Following the May 13, 2021 Board Meeting, Trust counsel apprised the staff of the SEC of Mr. Torray’s death and related board actions, and discussed with them how best to proceed with the pending proxy in light of these developments. Following these discussions, a decision was made to continue the pending proxy, but with the Fund filing additional definitive proxy materials that would advise shareholders of record of these developments, explain how Mr. Torray’s death affected the pending proxy, describe actions of the Board had taken following Mr. Torray’s death related to the proxy, and advise shareholders that they could change their vote if they had already voted and wished to do so in light of the new developments.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2021 (unaudited)

The June 17, 2021 Shareholder Meeting convened as scheduled. After the Shareholder Meeting was called to order, the vote totals for each of the proposals in the proxy were tabulated and reported. Although a quorum was present for each of the proposals and each proposal had sufficient affirmative votes to pass, the vote totals were not certified because the additional proxy materials described above had not yet been mailed to shareholders. The Shareholder Meeting was then adjourned until a later date that would be announced in the additional proxy materials that would be mailed to shareholders of record.

On July 22, 2021, the Fund filed the aforementioned additional definitive proxy materials with the SEC, and such materials were mailed to shareholders of record on or about August 3, 2021. These materials notified shareholders that the adjourned Shareholder Meeting would reconvene on August 24, 2021.

The adjourned Shareholder Meeting of June 17, 2021 reconvened as scheduled on August 24, 2021. After the Shareholder Meeting was called to order, the vote totals for each of the proposals in the proxy were tabulated, and the Inspector of Elections reported that a quorum was present for each of the proposals, and that sufficient affirmative votes had been cast for each of the proposals to pass. These results were then certified by Computershare, the proxy tabulator for the Special Meeting, and by the Inspector of Elections. As a result of these affirmative votes, the New Management Agreement and the New Operating Expenses Limitation Agreement went into effect on August 24, 2021. In addition four current Trustees (Interested Trustee William M Lane and Independent Trustees Wayne H. Shaner (Chair), Carol T. Crawford and Bruce C. Ellis) were reelected to the Board, and two new Trustee nominees (proposed Independent Trustee Patrick J. Carolan and proposed Interested Trustee Nicholas Haffenreffer) were elected to the Board. Mr. Carolan’s term on the Board commences immediately, but Mr. Haffenreffer’s Board term will not begin until Interested Trustee William M Lane departs from the Board.

Management has evaluated the impact of all subsequent events on the Fund through the date these financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

The Torray Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH
ITS APPROVAL OF THE TRUST’S NEW MANAGEMENT AGREEMENT WITH
THE MANAGER (unaudited)

The Board approved the New Management Agreement at a meeting called specifically for that purpose held on January 22, 2021 (the “January Meeting”).  Prior to the January Meeting, the Board received and considered information from Torray and the Trust’s administrator designed to provide the Board with the information necessary to evaluate the approval of the New Management Agreement (“Support Materials”).  In addition, at the January Meeting, representatives of Torray met with the Board and Counsel to the Independent Trustees telephonically to discuss the Transactions. Before voting to approve the New Management Agreement as in the best interest of the Fund and its shareholders, the Board reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and discussed a memorandum from such counsel discussing the legal standards for the Board’s consideration of the New Management Agreement.  In approving the New Management Agreement, the Board considered substantially the same factors as it considered in approving the renewal of the Current Management Agreement, which occurred  at the Board’s meeting on September 22, 2020, in addition to new information regarding the Transactions and updated performance and expense information for the Fund through December 31, 2020 provided by the Manager and by Morningstar, through the Fund’s Administrator. This information formed the primary basis for the Board’s determinations.

In determining whether to approve the New Management Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services to be provided by Torray with respect to the Fund; (2) the Fund’s historical performance as managed by Torray under the Current Management Agreement; (3) the costs of the services to be provided by Torray and the profits to be realized by Torray from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Torray resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

In unanimously approving the New Management Agreement, the Board considered the following factors and made the following conclusions with respect to the Fund:

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services that the Manager renders, the Trustees considered the scope of services provided under the Agreement, which includes, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective, policies and restrictions; (2) making investment decisions and placing all orders for the purchase and sale of portfolio securities and cash instruments; (3) pursuant to its Operating Expense Limitation Agreement with the Trust, covering the costs of the administration, fund accounting, custody, transfer agency and distribution services that are provided to the Fund; (4) monitoring the compliance of the Fund’s investment portfolio with applicable Federal securities laws and regulations and Internal Revenue standards; and (5) providing the interested Trustee, Chief Financial Officer and Chief Compliance Officer of the Fund and paying the salaries, fees and expenses of such persons.  The Trustees also considered the long-term investment philosophy and the significant industry experience of the Manager’s personnel involved in servicing the Fund, noting their high quality. In addition, the Trustees reviewed the Manager’s brokerage and best-execution procedures and observed that they were reasonable and consistent with standard industry practice. The

The Torray Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH
ITS APPROVAL OF THE TRUST’S NEW MANAGEMENT AGREEMENT WITH
THE MANAGER (unaudited) (continued)

Trustees also noted that while the Manager is permitted to use soft dollars to acquire proprietary and third-party research, it receives only proprietary research and does not currently “pay-up” above execution cost to obtain such research. Finally, the Trustees discussed the state of the Manager’s compliance program.  They noted the significant resources that the Manager had expended to enhance the compliance program, implement, and maintain the Liquidity Risk Management Program, and increase cybersecurity measures.  They also noted that in March 2020, in response to the global  outbreak of COVID-19, the Manager had successfully activated and continues to use its Disaster Recovery Plan.  The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by the Manager pursuant to the Agreement.

Performance of the Fund. The Board next reviewed the Fund’s performance as reported in the Meeting Materials for the period ending December 31, 2020.  The Trustees discussed the Manager’s focus on long-term investing and risk management, as well as the fact that the Fund tends to underperform in strong markets and outperform in down markets.  The Trustees noted the Fund’s negative return for the one-year period, and positive results for the three-year,  five-year, ten-year and since inception returns, all as of  December 31, 2020.  The Trustees further noted that the Fund’s performance had lagged both the S&P 500 and its benchmark, the Russell 1000 Value Index, for all reported time periods, but also observed that the Fund’s performance over the long term has generally  more closely tracked the  benchmark.  Mr. Hendon reviewed with the Trustees the steps which had been taken over the past year to focus on good businesses, while maintaining a value orientation.  He noted that market volatility had provided opportunities to invest in companies which management thought improved both the quality and financial strength of the portfolio.  He also indicated management has become more selective with companies facing secular challenges.

After further discussion, the Trustees concluded that they were satisfied with the Fund’s performance and management’s discussion of its investment strategy and portfolio activity.

Cost of Advisory Services and Profitability. The Trustees considered and discussed with the Manager the profitability to the Manager of its relationship with the Fund (as reflected in a profitability analysis provided by the Manager), the overall profitability of the Manager (as reflected in a P&L statement of the Manager as of June 30, 2020), and the Manager’s balance sheet as of the same date.  Mr. Lane pointed out that the Manager compensates Foreside Distributors, LLC for the distribution/underwriting services it provides, pays intermediary and platform fees on behalf of the Fund, and also covers the costs of the services that U.S. Bancorp Global Fund Services and its affiliates provide to the Fund.  He also noted the Manager will be taking on more responsibility for marketing and distribution internally.  After further discussion, the Trustees concluded that the Manager’s profitability with respect to the Fund is reasonable, that its assets and revenues were sufficient to provide the services called for by the Agreement, and that the Manager’s assets, coupled with its insurance coverage, were sufficient to cover potential liabilities incurred under the Agreement.

Comparative Fee and Expense Data; Economies of Scale. The Trustees discussed the Fund’s management fee of 1.00% and its current net expense ratio of 1.06%. The Trustees noted that the management fee payable to the Manager is in the form of a partial “unified fee,” an arrangement wherein the Manager pays certain expenses of the Fund from its management fee. The Trustees noted that comparative fee data for such partial “unified fee,” arrangements is not readily available from data sources such as Morningstar because there are so few funds that operate in this structure. They also noted that the Manager would be entering into a New Operating Expense Limitation Agreement (“OELA”) with the

The Torray Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH
ITS APPROVAL OF THE TRUST’S NEW MANAGEMENT AGREEMENT WITH
THE MANAGER (unaudited) (continued)

Fund, identical to the Current Operating Expense Limitation Agreement, if both the Board, the Independent Trustees and Fund shareholders.  The Trustees then discussed that the Manager receives a net management fee of approximately 90 basis points after payment of fees to Fund Services and other required waivers and reimbursements made pursuant to the current OELA.  They also considered that because the Fund has no rule 12b-l or shareholder service fees, the Manager pays certain distribution and platform expenses exclusively from its own profits, noting that expense amounted to approximately five basis points.  The Trustees then focused their attention on the gross and net expense ratios of comparable funds, noting that the Fund’s expense ratios are slightly higher when compared to those funds within the Morningstar U.S. Large Value Funds category, the Fund’s designated Morningstar category.  The Trustees discussed economies of scale with the Manager and considered the Manager’s representation that the Fund’s asset level is not high enough to warrant breakpoints in the management fee. The Trustees also noted that the Manager advises two separate accounts in a similar investment style to that of the Fund, and that with respect to one of these accounts, the Manager charged its standard separate account fee schedule, which is 1% at the current asset level of the account, the same as the management fee charged to the Fund. The second account (whose purpose is to maintain a composite of this investment style) charged no management fee. The Trustees further noted however, that management of the Fund entails many additional regulatory and compliance responsibilities and higher costs, and therefore would be expected to have a higher fee. After further discussion, the Trustees concluded that the fees paid to the Manager under the Agreement and the Fund’s overall expenses were reasonable and were not inflated to cover distribution-related expenses.

Other Benefits. The Trustees considered the Manager’s representation that it does not derive any other benefits from its relationship with the Fund and concluded that Manager does not receive any additional financial or other benefits from its relationship with the Fund.

Prior to voting on the proposed New Management Agreement, the Independent Trustees convened in executive session with Counsel to discuss matters relating to the Board’s consideration of the New Management. After the completion of the executive session, the Board reconvened to consider the approval of the New Agreement. Based upon the Manager’s presentation at the meeting and the information contained in the Manager’s Section 15(c) Response, as well as other information gleaned from the Trust’s quarterly Board meetings throughout the year, the Board concluded that the overall arrangements between the Fund and the Manager as set forth in the New Agreement are fair and reasonable in light of the services performed, fees paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. In their deliberations, the Trustees did not identify any particular factor that was all-important or controlling.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board and the Independent Trustees voting separately unanimously approved the New Management Agreement for the Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

The Torray Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH
ITS APPROVAL OF THE TRUST’S NEW MANAGEMENT AGREEMENT WITH
THE MANAGER (unaudited)

Following Mr. Torray’s death on May 10, 2021, the Torray Fund Board convened a Special Telephonic Meeting on May 13, 2021 to discuss the ramifications of Mr. Torray’s death on the pending proxy and to consider and approve a course of action in light of these developments.  At that meeting, Mr. Sheehan, who serves as counsel to the Fund and its Independent Trustees, discussed with the Trustees the legal ramifications of Mr. Torray’s death in terms of the proxy, as well as potential courses of action that the Board and the Fund could take in light of these developments.  All of the Fund’s Trustees were present telephonically for the meeting.

Mr. Sheehan explained to the Trustees that Mr. Torray’s death by itself resulted in a change-in-control of Torray that constituted an assignment of and immediately terminated the Management Agreement between the Trust and Torray that was in effect at the time of Mr. Torray’s death (the “Former Management Agreement”).  Mr. Sheehan further explained that to address such unexpected change-in-control situations, the SEC adopted Rule 15a-4 under the Investment Company Act of 1940 (“1940 Act”), which authorizes a mutual fund board in these circumstances to approve an interim management agreement to ensure that investment management services would continue to be provided to the Fund.  He further explained that under Rule 15a-4, the Board’s approval of an interim management agreement must occur within 10 days of the change–in–control event, and that the maximum duration of such interim agreement is 150 days, during which time shareholders would be asked to approve a new management agreement.  Mr. Sheehan recommended this course of action for the Board.

Following discussions, the Board, including the Independent Trustees voting separately, approved an interim management agreement (“Interim Management Agreement”) pursuant to rule 15a-4 under the 1940 Act, retroactive to the date of Mr. Torray’s death, with the duration of up to 150 days.  The Interim Management Agreement is identical in all material respects to the Former Management Agreement and to the New Management Agreement, other than the date of execution and the signatories.  The fees to be paid to the Manager are identical in all 3 agreements.  Because neither the Manager nor any controlling person of the Manager would directly or indirectly receive money or another benefit as a result of Mr. Torray’s death, the Board determined that the provisions of rule 15a-4(b)(2) are not applicable, and the additional contract provisions required by that section need not be included in the Interim Management Agreement. Because the Operating Expense Limitation Agreement that was in effect at the time of Mr. Torray’s death (“Former OELA”) by its terms was terminated automatically when the Former  Management Agreement was terminated by Mr. Torray’s death, the Board also approved an interim Operating Expense Limitation Agreement (“Interim OELA”) that is identical in its substantive terms to both the Former OELA and  the New Operating Expenses Limitation Agreement that the Board approved at its January 22, 2021 Special Meeting related to the proxy, subject to shareholder approval (“New OELA”).  The Interim OELA approved by the Board is also retroactive to the date of Mr. Torray’s death, with a duration of up to 150 days.  After discussion, the Board also determined to proceed with the following course of action with respect to the existing proxy:

1.	The Board requested that counsel contact the SEC staff and apprise them of Mr. Torray’s death.

2.
The Board also expressed a desire not to start anew with a new proxy in what has already been a protracted proxy process, but instead to carry out the current proxy process expeditiously but with full disclosure of all relevant facts to shareholders.  In that regard, they requested that counsel inform the SEC staff of a proposed

The Torray Fund

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH
ITS APPROVAL OF THE TRUST’S NEW MANAGEMENT AGREEMENT WITH
THE MANAGER (unaudited) (continued)

course of action in which the Fund through additional proxy materials advises all shareholders of record as of the Record Date of Mr. Torray’s death and of the Board’s actions and recommendations at its May 13, 2021 telephonic meeting.  The additional proxy materials will also advise shareholders that if they have already voted their proxy on the two proposals, they can change their proxy vote with respect to either or both proposals in light of the new information (or for any other reason) up to and including the date of the shareholder meeting and any subsequent shareholder meetings that are reconvened after adjournment.  Shareholders would also be advised that if they do not change their vote, their initial vote will be counted as cast.  Depending on the date that such additional proxy materials are filed and mailed to shareholders, the shareholder meeting date might be changed or adjourned to give shareholders sufficient time to consider the new information.  Finally, the shareholders will be advised that the new Management Agreement will go into effect only if and when it is approved with the requisite quorum and affirmative vote, as specified in the definitive proxy.

3.	The Board also recommended once again that shareholders approve both proposals in the proxy.

The Torray Fund

DISCUSSION OF LIQUIDITY RISK MANAGEMENT PROGRAM

Torray LLC, as liquidity risk management program administrator and Advisor to the Fund provided an annual report to the Board on the adequacy of the Advisor’s Liquidity Risk Management Program (LRMP) and the effectiveness of its implementation at the Board’s Quarterly meeting on June 23, 2021. At that Meeting, the Advisor discussed with the Board its annual review and assessment of the Fund’s liquidity risk in accordance with, and taking into account the factors identified in the LRMP, and confirmed to the Board the following information related to the LRMP.

•
The Advisor, Torray LLC, serves as LRMP Administrator. Torray’s CCO and the head trader for its growth strategies are responsible for day-to-day management of the program, and do so on behalf of the Broker and Best Execution Review Committee. There were no changes to the individuals or committees during the Reporting Period.

•	Torray conducted an annual review and assessment of the Fund’s liquidity risk in accordance with, and taking into account the factors identified in the LRMP.
•	Torray reviewed the classifications for each portfolio holding of the Fund and determined classification in accordance with the LRMP.
•	The Fund is a primarily highly liquid fund (PHLF) and is not required to have a highly liquid investment minimum (HLIM) at this time.
•	The Fund complied throughout the period with the definition of PHLF in the LRMP.
•	There were no material changes to the LRMP during the Reporting Period.
•	The LRMP complies with the requirements of Rule 22e-4 and includes policies and procedures reasonably designed to implement each component of the Program.
•
The LRMP is reasonably designed to assess and manage the Fund’s liquidity risk (defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund) taking into account the Fund’s particular risks and circumstances.

•	The LRMP was implemented and operated effectively during the reporting period to achieve the goal of assessing and managing the Fund’s liquidity risk.
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.
•
Torray monitored for compliance with the Fund’s 15% restrictions on illiquid assets, and there were no breaches of such restrictions; consequently, no reports were required to made to the Trust Officers and the Board as required by the LRMP.

•	The Fund’s investment strategy remains appropriate for an open-end fund.
•	No in-kind redemptions were effectuated during the period.
•	All information provided for preparation of Form N-PORT and Form N-CEN was complete and accurate.
•	Torray has maintained all records required by Rule 22e-4.
•
The Fund is relatively small in size, and is invested in equity securities. There have been no changes in ownership characteristics or redemption patterns that are material to the management of the Fund’s liquidity risk program.

The Torray Fund

ABOUT YOUR FUND’S EXPENSES

As of June 30, 2021 (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, and other fund expenses. Operating expenses, which are deducted directly from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

The table below illustrates the Fund’s cost in two ways:

Actual Fund Return This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” below.

Hypothetical 5% Return This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, and that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transactions fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculation assumes no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including recent annual expense ratios, can be found in this report.  For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	January 1, 2021	June 30, 2021	During Period(1)
Based on Actual Fund Return(2)	$1,000.00	$1,164.30	$5.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.49	$5.36

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.07%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2021 of 16.43%.

The Torray Fund

PORTFOLIO HOLDINGS, PROXY VOTING AND PROCEDURES

As of June 30, 2021 (unaudited)

The Fund files complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available Commission’s website at http://www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commissions Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-753-8174.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-753-8174; and on the Commission’s website at http://www.sec.gov.

The Torray Fund

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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TRUSTEES

Carol T. Crawford
Bruce C. Ellis
William M Lane
Wayne H. Shaner

INVESTMENT ADVISOR

Torray LLC

TRUST OFFICERS
Shawn M. Hendon
William M Lane
Suzanne E. Kellogg

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

Bernstein Shur
100 Middle Street, 6th Floor
Portland, ME 04104

Distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road
Berwyn, PA 19312
Date of first use, August 2021

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. All indices are unmanaged groupings of stocks that are not available for investment.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Torray Fund

By (Signature and Title)*    /s/Shawn M. Hendon
Shawn M. Hendon, President

Date    September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Shawn M. Hendon
Shawn M. Hendon, President

Date    September 2, 2021

By (Signature and Title)*    /s/William M Lane
William M Lane, Treasurer

Date    September 7, 2021

* Print the name and title of each signing officer under his or her signature.